SEI INSTITUTIONAL INVESTMENTS TRUST

World Equity Ex-US Fund
Screened World Equity Ex-US Fund
(the "Funds")

Supplement Dated February 2, 2021
to the Prospectus, dated September 30, 2020, as amended on November 13, 2020 and
November 24, 2020 (the "Prospectus")

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the Funds.

Change in Portfolio Management of the Funds

Baillie Gifford Overseas Ltd no longer serves as a sub-adviser to the Funds. As such, all references to Baillie Gifford Overseas Ltd are hereby deleted from the Prospectus.

In addition, in the Fund Summary for the World Equity Ex-US Fund, under the heading titled "Management," in the chart under the sub-heading titled "Sub-Advisers and Portfolio Managers," the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust	Jens Hansen	Since 2021	Managing Director, Chief Investment Officer—Global Equity Team
	Klaus Petersen	Since 2021	Managing Director, Senior Portfolio Manager
	Claus Juul	Since 2021	Vice President, Portfolio Manager
	Åsa Annerstedt	Since 2021	Vice President, Portfolio Manager
	Allan Jensens, CFA	Since 2021	Vice President, Portfolio Manager
	Chris Gowlland, CFA	Since 2021	Senior Vice President, Head of Equity Quantitative Research
Lazard Asset Management LLC	Louis Florentin-Lee	Since 2021	Managing Director, Portfolio Manager/Analyst
	Barnaby Wilson, CFA	Since 2021	Managing Director, Portfolio Manager/Analyst
	Mark Little	Since 2021	Managing Director, Portfolio Manager/Analyst
	Robin O. Jones	Since 2021	Managing Director, Portfolio Manager/Analyst
	Robert Failla, CFA	Since 2021	Director, Portfolio Manager/Analyst

In addition, in the Fund Summary for the Screened World Equity Ex-US Fund, under the heading titled "Management," in the chart under the sub-heading titled "Sub-Advisers and Portfolio Managers," the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Lazard Asset Management LLC	Louis Florentin-Lee	Since 2021	Managing Director, Portfolio Manager/Analyst
	Barnaby Wilson, CFA	Since 2021	Managing Director, Portfolio Manager/Analyst
	Mark Little	Since 2021	Managing Director, Portfolio Manager/Analyst
	Robin O. Jones	Since 2021	Managing Director, Portfolio Manager/Analyst
	Robert Failla, CFA	Since 2021	Director, Portfolio Manager/Analyst

In addition, under the section titled "Sub-Advisers," under the sub-section titled "Sub-Advisers and Portfolio Managers," under the heading titled "World Equity Ex-US Fund," the following text is hereby added in the appropriate alphabetical order thereof:

Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust: Delaware Investments Fund Advisers (DIFA), a series of Macquarie Investment Management Business Trust (MIMBT), located at 610 Market Street, Philadelphia, Pennsylvania 19106, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals manages the portion of the World Equity Ex-US Fund's assets allocated to DIFA. MIMBT is a subsidiary of Macquarie Management Holdings, Inc. (MMHI). Jens Hansen heads the firm's Global Equity team and is a Portfolio Manager for the team's strategies. He joined Macquarie Investment Management (MIM) in June 2018. Mr. Hansen has been a Portfolio Manager since 2001. Mr. Hansen started his career in 1982 with Spar Nord Bank, where he worked as an analyst and trader of bonds, equities, and derivatives. In 1994, he joined Nykredit Bank, where he worked as a bond trader. Mr. Hansen attended the Aarhus School of Business where he gained a graduate diploma in business administration within finance and international trade. Klaus Petersen is a Senior Portfolio Manager for the firm's Global Equity team. He joined MIM in June 2018. Mr. Petersen has been a Portfolio Manager since 2006. Previously, he worked for ATP, Denmark's largest pension fund, beginning in 1999 as a Senior Portfolio Manager and later in the role as team leader of the technology, media, and telecommunications (TMT) team. He joined Codan Bank in 1996, first as a Senior Sales Analyst and later as a Senior Portfolio Manager. Between 1988 and 1996, Mr. Petersen worked for various brokers as an Equity Sales Analyst. He started his career in 1984 as an administrator of pension pools at Faellesbanken in Denmark. Mr. Petersen attended the Copenhagen Business School where he gained a graduate diploma in business administration (financial and management accounting). Claus Juul is a Portfolio Manager for the firm's Global Equity team. He joined MIM in June 2018. Mr. Juul has been a portfolio manager since 2004. Prior to that, he was an Equity Analyst at Spar Nord Bank before becoming Vice President of the research department in 2001. He started his career in 1998 with Sydbank as an Equity Analyst. He attended the Aarhus School of Business where he gained a master's degree in economics and business administration. Åsa Annerstedt is a Portfolio Manager for the firm's Global Equity team. She joined MIM in June 2018. Ms. Annerstedt has been a Portfolio Manager since 2013. Previously, she was a member of the investment committee of a European Union fund dedicated to the financing of companies. Between 1999 and 2009, Ms. Annerstedt managed award-winning European Small Cap and Global Equity portfolios at SEB Asset Management in Denmark. She started her career in 1996 as a business controller and consultant in Sweden. Ms. Annerstedt attended Ecole Supérieur de Commerce in Paris and Marseille and earned a master's degree in finance and international trade from Lund University in Sweden. Allan Saustrup Jensen joined MIM in May 2020 as a Portfolio Manager for the firm's Global Equity team. He has more than 20 years of experience in the asset management industry. Prior to joining MIM, he spent five years at European Capital Partners as a fund manager. From 2010 to 2015, Mr. Jensen was a trader at European Value Partners. Prior to that, he spent four years at UBS Wealth Management as a Portfolio Manager. He began his investment career at Nordea Bank. Mr. Jensen attended Copenhagen Business School where he earned a Graduate Diploma in finance. Chris Gowlland is the Head of Equity Quantitative Research, a role he assumed in July 2019. As part of his role, he also serves as Portfolio Manager for certain portfolios managed by the Global Equity team and for several different strategies in the firm's multi-asset class offerings. Previously, Mr. Gowlland was a Senior Quantitative Analyst for the firm's equity department. Prior to joining MIM in May 2007, he spent seven years working in fundamental equity research and corporate finance for Morgan Stanley and Commerzbank Securities, followed by two years as a quantitative strategist at Morgan Stanley and at State Street Global Markets. Mr. Gowlland holds a bachelor's degree in Chinese and Spanish from the University of Leeds (U.K.), a master's degree in development studies from Brown University, and another master's degree in international management from Thunderbird. He also spent several years in a Ph.D. program in political economy at Harvard University. Mr. Gowlland is a member of the CFA Institute, the CFA Society New York, the CFA Society of Philadelphia, and the Society of Quantitative Analysts.

Lazard Asset Management LLC: Lazard Asset Management LLC (Lazard), located at 30 Rockefeller Plaza, New York, New York 10112, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals manages the portion of the World Equity Ex-US Fund's assets allocated to Lazard. Louis Florentin-Lee is a Managing Director and Portfolio Manager/Analyst on various global equity teams, International Quality Growth and US Equity Select. Mr. Florentin-Lee was formerly the Co-Portfolio Manager/Analyst for the Lazard European Explorer Fund between 2004 and 2010. Prior to joining Lazard in 2004, Mr. Florentin-Lee was an equity research analyst at Soros Funds Limited and Schroder Investment Management. Mr. Florentin-Lee began working in the investment industry in 1996. Mr. Florentin-Lee has a BSc (Hons) in Economics from the London School of Economics. Barnaby Wilson is a Managing Director and Portfolio Manager/Analyst on various global equity teams as well as International Quality Growth. Prior to joining Lazard in 1999, Mr. Wilson worked for Orbitex Investments as a Research Analyst. Mr. Wilson began working in the investment field in 1998. Mr. Wilson has a BA (Hons) in Mathematics and Philosophy from Balliol College, Oxford University. Mr. Wilson is a CFA® charterholder. Mark Little is a Managing Director and Portfolio Manager/Analyst on the International Strategic Equity, International Quality Growth, and Global Strategic Equity teams. Prior to joining Lazard in 1997, Mr. Little was a manager in the corporate finance practice of Coopers & Lybrand and earned his ACA qualification with Rees Pollock Chartered Accountants. Mr. Little began working in the investment field in 1992. Mr. Little has an MA in Economics from Clare College, Cambridge University. Robin Jones is a Managing Director and Portfolio Manager/Analyst on the International Strategic Equity, International Compounders, and Global Strategic Equity teams. Mr. Jones began working in the investment field in 2002 at Lazard Asset Management, before leaving in 2006 for Bluecrest Capital Management where he worked as a Portfolio Manager. Mr. Jones re-joined Lazard in 2007. Mr. Jones has a BA Hons in Economics from Durham University and a PGCE in Mathematics from Cambridge University. Robert Failla is a Director and Portfolio Manager/Analyst on the International and Global Equity platforms. Mr. Failla is a member of the International Quality Growth portfolio management team as well as the Global, International and European Small Cap Equity teams. Prior to joining Lazard in 2003, Mr. Failla was a Portfolio Manager with AllianceBernstein. Mr. Failla began working in the investment field in 1993. Mr. Failla has an MBA from NYU's Stern School of Business and a BA (Hons) from Harvard. Mr. Failla was previously on the Board of Trustees at Delbarton School in Morristown, NJ from 2007 to 2019. Mr. Failla is a CFA® charterholder.

In addition, under the same sub-section, under the heading titled "Screened World Equity Ex-US Fund," the following text is hereby added in the appropriate alphabetical order thereof:

Lazard Asset Management LLC: Lazard Asset Management LLC (Lazard), located at 30 Rockefeller Plaza, New York, New York 10112, serves as a Sub-Adviser to the Screened World Equity Ex-US Fund. A team of investment professionals manages the portion of the Screened World Equity Ex-US Fund's assets allocated to Lazard. Louis Florentin-Lee is a Managing Director and Portfolio Manager/Analyst on various global equity teams, International Quality Growth and US Equity Select. Mr. Florentin-Lee was formerly the Co-Portfolio Manager/Analyst for the Lazard European Explorer Fund between 2004 and 2010. Prior to joining Lazard in 2004, Mr. Florentin-Lee was an equity research analyst at Soros Funds Limited and Schroder Investment Management. Mr. Florentin-Lee began working in the investment industry in 1996. Mr. Florentin-Lee has a BSc (Hons) in Economics from the London School of Economics. Barnaby Wilson is a Managing Director and Portfolio Manager/Analyst on various global equity teams as well as

International Quality Growth. Prior to joining Lazard in 1999, Mr. Wilson worked for Orbitex Investments as a Research Analyst. Mr. Wilson began working in the investment field in 1998. Mr. Wilson has a BA (Hons) in Mathematics and Philosophy from Balliol College, Oxford University. Mr. Wilson is a CFA® charterholder. Mark Little is a Managing Director and Portfolio Manager/Analyst on the International Strategic Equity, International Quality Growth, and Global Strategic Equity teams. Prior to joining Lazard in 1997, Mr. Little was a manager in the corporate finance practice of Coopers & Lybrand and earned his ACA qualification with Rees Pollock Chartered Accountants. Mr. Little began working in the investment field in 1992. Mr. Little has an MA in Economics from Clare College, Cambridge University. Robin Jones is a Managing Director and Portfolio Manager/Analyst on the International Strategic Equity, International Compounders, and Global Strategic Equity teams. Mr. Jones began working in the investment field in 2002 at Lazard Asset Management, before leaving in 2006 for Bluecrest Capital Management where he worked as a Portfolio Manager. Mr. Jones re-joined Lazard in 2007. Mr. Jones has a BA Hons in Economics from Durham University and a PGCE in Mathematics from Cambridge University. Robert Failla is a Director and Portfolio Manager/Analyst on the International and Global Equity platforms. Mr. Failla is a member of the International Quality Growth portfolio management team as well as the Global, International and European Small Cap Equity teams. Prior to joining Lazard in 2003, Mr. Failla was a Portfolio Manager with AllianceBernstein. Mr. Failla began working in the investment field in 1993. Mr. Failla has an MBA from NYU's Stern School of Business and a BA (Hons) from Harvard. Mr. Failla was previously on the Board of Trustees at Delbarton School in Morristown, NJ from 2007 to 2019. Mr. Failla is a CFA® charterholder.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1324 (2/21)

SEI INSTITUTIONAL INVESTMENTS TRUST

World Equity Ex-US Fund
Screened World Equity Ex-US Fund
(the "Funds")

Supplement Dated February 2, 2021
to the Statement of Additional Information, dated September 30, 2020, as amended on
November 24, 2020 (the "SAI")

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

Change in Portfolio Management of the Funds

Baillie Gifford Overseas Ltd no longer serves as a sub-adviser to the Funds. As such, all references to Baillie Gifford Overseas Ltd are hereby deleted from the SAI.

In addition, on the cover page of the SAI "Delaware Investments Fund Advisers, a Series of Macquarie Investment Management Business Trust" and "Lazard Asset Management LLC" are hereby added in the appropriate alphabetical order thereof.

In addition, under the section titled "The Adviser and Sub-Advisers," under the heading titled "The Sub-Advisers," the following text is hereby added in the appropriate alphabetical order thereof:

DELAWARE INVESTMENTS FUND ADVISERS, A SERIES OF MACQUARIE INVESTMENT MANAGEMENT BUSINESS TRUST—Delaware Investments Fund Advisers ("DIFA"), a series of Macquarie Investment Management Business Trust ("MIMBT"), serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US Fund. MIMBT is a subsidiary of Macquarie Management Holdings, Inc. ("MMHI"). MMHI is a subsidiary and subject to the ultimate control of Macquarie Group Limited ("Macquarie"). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie. Other than Macquarie Bank Limited ("MBL"), none of the entities referred to in this document are authorized deposit-taking institutions for the purposes of Banking Act of 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL, a subsidiary of Macquarie and an affiliate of DIFA. MBL does not guarantee or otherwise provide assurance in respect of the obligations of that entity, unless noted otherwise.

LAZARD ASSET MANAGEMENT LLC—Lazard Asset Management LLC ("Lazard") serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US and Screened World Equity Ex-US Funds. Lazard is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange.

In addition, under the same section, under the heading titled "Portfolio Management," the following text is hereby added in the appropriate alphabetical order thereof:

DIFA

Compensation. SIMC pays DIFA a fee based on the assets under management of the World Equity Ex-US Fund as set forth in an investment sub-advisory agreement between DIFA and SIMC. DIFA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US Fund. The following information relates to the period ended September 30, 2020.

Base Salary—Each portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus—Global Equity Portfolio Managers. Fixed remuneration is determined by the individual's skills, contribution to Macquarie's success and competitor analysis to attract and retain the highest caliber staff. Performance based remuneration is in the form of profit share which is discretionary in nature and truly variable. Performance-based profit share is allocated to Macquarie businesses and, in turn, to individuals based on performance. Performance is primarily assessed based on relative contribution to profits while taking into account capital usage and risk management. This results in businesses and individuals being motivated to increase earnings and to use shareholder funds efficiently, consistent with prudent risk-taking. The Global Equity team is a separate profit center within Macquarie and they receive a portion of the profits generated by the Global Equity Business. Performance assessment and profit share split is a function of many aspects; these are listed below in decreasing order of significance: (i) profitability of the funds managed (as revenue is generated from both the management fees and performance fees of the funds managed by the team, profitability is a function of both the assets under management and the excess performance of the funds relative to their respective benchmarks over the relevant performance period); (ii) performance of equity funds excess to benchmark and relative to peers over 1, 3, and 5 years; (iii) research quality and efficiency; (iv) product development initiative; and (v) overall business unit profitability. In addition, other qualitative measures are used in assessing individual performance, such as: how business is done, governance and compliance, long-term sustainability, people leadership, and adherence to Macquarie's goals and values. Staff are motivated to work co-operatively given that their profit share will reflect Macquarie's overall performance, the relative performance of their business and their individual contribution. Macquarie endorses profit share retention whereby a proportion is retained and notionally invested in underlying assets/funds the individual is responsible for aligning employees' interests with those of the wider business.

Bonus—Equity Quantitative Portfolio Manager. The portfolio manager is eligible to receive an annual cash bonus. Due to the broad nature of their roles in addition to their management responsibilities for certain series, the amounts of their bonuses are not tied to a bonus pool or specific quantitative performance measurement. While the performance of the series is a factor in determining bonuses, their bonuses are also based on individual performance measurements, both objective and subjective, as determined by senior management.

Ownership of Fund Shares. As of September 30, 2020, DIFA's portfolio managers did not beneficially own any shares of the World Equity Ex-US Fund.

Other Accounts. As of September 30, 2020, in addition to the World Equity Ex-US Fund, DIFA's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Jens Hansen	5	$1,077	6	$1,304	11	$2,932
Klaus Petersen	5	$1,077	6	$1,304	11	$2,932
Claus Juul	5	$1,077	6	$1,304	11	$2,932
Asa Annerstedt	5	$1,077	6	$1,304	11	$2,932
Allen Jensen, CFA	5	$1,077	6	$1,304	11	$2,932
Chris Gowlland, CFA	9	$1,493	1	$17.85	0	$0

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the World Equity Ex-US Fund and the investment action for each other fund or account and the World Equity Ex-US Fund may differ. For example, one account or fund may be selling a security, while another account or fund maybe purchasing or holding the same security. As a result, transactions executed for one account and the World Equity Ex-US Fund may adversely affect the value of securities held by another fund or account. Additionally, the management of multiple other funds or accounts and the World Equity Ex-US Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the World Equity Ex-US Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. DIFA has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While DIFA's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Lazard

Compensation. SIMC pays Lazard a fee based on the assets under management of the World Equity Ex-US and Screened World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between Lazard and SIMC. Lazard pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US and Screened World Equity Ex-US Funds. The following information relates to the period ended September 30, 2020.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.

Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (generally as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

A portion of a portfolio manager's variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain accounts in shares that vest in two to three years. Certain portfolio managers' bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

Ownership of Fund Shares. As of September 30, 2020, Lazard's portfolio managers did not beneficially own any shares of the World Equity Ex-US and Screened World Equity Ex-US Funds.

Other Accounts. As of September 30, 2020, in addition to the World Equity Ex-US and Screened World Equity Ex-US Funds, Lazard's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Louis Florentin-Lee	10		$21,868.3	10		$1,740.6	111		$5,564.0
	2	*	$16,655.0	0		$0	0		$0
Barnaby Wilson, CFA	5		$190.1	9		$1,603.1	37		$3,385.9
Mark Little	6		$5,544.5	9		$2,785.2	41		$8,731.3
	0		$0	0		$0	1	*	$377.3
Robin Jones	6		$5,544.5	9		$2,785.2	41		$8,731.3
	0		$0	0		$0	1	*	$377.3
Ronert Failla, CFA	19		$14,207.2	35		$9,281.0	202		$27,372.9
	1	*	$3,878.2	2	*	$233.2	7	*	$1,196.5

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the World Equity Ex-US and Screened World Equity Ex-US Funds may invest or that may pursue a strategy similar to World Equity Ex-US and Screened World Equity Ex-US Funds' investment strategies implemented by Lazard (collectively, "Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the World Equity Ex-US and Screened World Equity Ex-US Funds are not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same or similar securities). In addition, the World Equity Ex-US and Screened World Equity Ex-US Funds are subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the World Equity Ex-US and Screened World Equity Ex-US Funds and Similar Accounts, including the following:

1.  Similar Accounts may have investment objectives, strategies and risks that differ from those of the World Equity Ex-US and Screened World Equity Ex-US Funds. In addition, the World Equity Ex-US and Screened World Equity Ex-US Funds are registered investment companies, subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the World Equity Ex-US and Screened World Equity Ex-US Funds and the corresponding Similar Accounts, and the performance of securities purchased for the World Equity Ex-US and Screened World Equity Ex-US Funds may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2.  Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3.  Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the World Equity Ex-US and Screened World Equity Ex-US Funds, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the World Equity Ex-US and Screened World Equity Ex-US Funds. As illustrated in the table above, most of the portfolio managers manage a significant number of Similar Accounts (10 or more) in addition to the World Equity Ex-US and Screened World Equity Ex-US Funds.

4.  Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the World Equity Ex-US and Screened World Equity Ex-US Funds.

5.  The portfolio managers noted with an * in the table above manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the World Equity Ex-US and Screened World Equity Ex-US Funds.

6.  Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the World Equity Ex-US and Screened World Equity Ex-US Funds, which could have the potential to adversely impact the World Equity Ex-US and Screened World Equity Ex-US Funds, depending on market conditions. In addition, if the World Equity Ex-US and Screened World Equity Ex-US Funds' investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the World Equity Ex-US and Screened World Equity Ex-US Funds' and such Similar Accounts' investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the World Equity Ex-US and Screened World Equity Ex-US Funds to the extent it invests "long" in the same or similar securities whose market values fall as a result of short-selling activities.

7.  Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the World Equity Ex-US and Screened World Equity Ex-US Funds, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the World Equity Ex-US and Screened World Equity Ex-US Funds or the price paid or received by the World Equity Ex-US and Screened World Equity Ex-US Funds.

8.  Under Lazard's trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a "Limited Offering"), Lazard will generally allocate Limited Offering shares among client accounts, including the World Equity Ex-US and Screened World Equity Ex-US Funds, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Investment Manager to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard's allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1325 (2/21)